Exhibit 10.2

AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this “Amendment”) is made March 27, 2012 between HARRIS INTERACTIVE INC., a Delaware corporation (the “Company”), and              (the “Participant”).

This Amendment amends the Non-Qualified Stock Option Agreement (the “Non-Qualified Stock Option Agreement”) made between the Company and the Participant effective as of June __, 2011. All terms of the Non-Qualified Stock Option Agreement, except as amended hereby, remain in full force and effect. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Non-Qualified Stock Option Agreement.

1. Section 3(a) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(a) The rights with respect to this Option shall vest and become exercisable with respect:

(i)              of the Covered Shares as of the date on which Target I (as defined below) is met;

(ii)              of the Covered Shares as of the date on which Target II (as defined below) is met;

(iii)              of the Covered Shares as of the date on which Target III (as defined below) is met;

(iv)              of the Covered Shares as of the date on which Target IV (as defined below) is met;

(v)              of the Covered Shares as of the date on which Target V (as defined below) is met;

(vi)              of the Covered Shares as of the date on which Target VI (as defined below) is met;

(vii)              of the Covered Shares as of the date on which Target VII (as defined below) is met;

(viii)              of the Covered Shares as of the date on which Target VIII (as defined below) is met;

(ix)              of the Covered Shares as of the date on which Target IX (as defined below) is met; and

(x)              of the Covered Shares as of the date on which Target X (as defined below) is met;

provided, however, in each case, to the extent that the Option has not vested on or before the Participant’s Date of Termination for any reason, such Option shall no longer vest and become exercisable in accordance with the foregoing schedule as of any date subsequent to the Participant’s Date of Termination except as provided in Section 3(b) with respect to a Change in Control (as defined in the Plan). Vesting under this schedule is cumulative, and after the Option becomes exercisable under the schedule with respect to any portion of the Covered Shares, it shall continue to be exercisable with respect to that portion, and only that portion, of the Covered Shares until the Expiration Date (described in Section 4 below), subject, however, to Section 4.15 of the Plan. For the avoidance of doubt, achievement of a higher target includes within it achievement of all lower targets to the extent not previously achieved.

2. Section 3(b) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(b) Notwithstanding the provisions of Section 3(a), the Option shall become fully vested and immediately exercisable with respect to all of the Covered Shares, whether or not previously vested, upon the occurrence of the date of a Change in Control under the condition that the date of the Change of Control does not occur prior to the Participant’s Date of Termination.

3. Section 3(c) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(c) The targets for vesting of the Option are as follows:

(i) Target I shall be achieved if (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.00, or (B) the Company has achieved EBITDA Target A.

(ii) Target II shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.00, or (B) the Company has achieved EBITDA Target B.

(iii) Target III shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.50, or (B) the Company has achieved EBITDA Target C.

(iv) Target IV shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.50, or (B) the Company has achieved EBITDA Target D.

(v) Target V shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.00, or (B) the Company has achieved EBITDA Target E.

(vi) Target VI shall be achieved if (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.00, or (B) the Company has achieved EBITDA Target F.

(vii) Target VII shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.50, or (B) the Company has achieved EBITDA Target G.

(viii) Target VIII shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.50, or (B) the Company has achieved EBITDA Target H.

(ix) Target IX shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $4.00, or (B) the Company has achieved EBITDA Target I.

(x) Target X shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $4.00, or (B) the Company has achieved EBITDA Target J.

4. Section 9 of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

9. Definitions. For purposes of this Agreement, the terms listed below shall be defined as follows:

(a) “Adjusted EBITDA” means for any applicable period (i) the Company’s EBITDA as publicly reported, plus (ii) stock-based compensation expense, plus (iii) restructuring charges. After consultation with Participant, the Committee in its good faith discretion will determine from time to time whether additional equitable adjustments should be made to Adjusted EBITDA and EBITDA Targets in connection with non-recurring costs.

(b) The Participant’s “Date of Termination” shall be the first day occurring on or after the Grant Date on which the Participant’s employment with the Company and all Related Companies terminates (irrespective of the reason for termination and whether such termination is voluntary or involuntary); provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company or between two Related Companies; and further provided that the Participant’s employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant’s employer. If, as a result of a sale or other transaction, the Participant’s employer ceases to be a Related Company (and the Participant’s employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant’s Date of Termination caused by the Participant being discharged by the employer.

(c) Except as otherwise provided by the Committee, the Participant shall be considered to have a “Disability” during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than one hundred twenty (120) days.

(d) “EBITDA Target A” shall be Adjusted EBITDA of $10,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(e) “EBITDA Target B” shall be Adjusted EBITDA of $11,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(f) “EBITDA Target C” shall be Adjusted EBITDA of $12,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(g) “EBITDA Target D” shall be Adjusted EBITDA of $13,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(h) “EBITDA Target E” shall be Adjusted EBITDA of $14,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(i) “EBITDA Target F” shall be Adjusted EBITDA of $15,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(j) “EBITDA Target G” shall be Adjusted EBITDA of $16,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(k) “EBITDA Target H” shall be Adjusted EBITDA of $17,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(l) “EBITDA Target I” shall be Adjusted EBITDA of $18,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

(m) “EBITDA Target J” shall be Adjusted EBITDA of $20,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first above written.

[Signature Page Follows]

HARRIS INTERACTIVE INC.

By:
Name:
Title:

[NAME OF PARTICIPANT]